Exhibit 32.1


                        CERTIFICATION OF PERIODIC FINANCIAL REPORT
                  PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO
                       SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


I, Robert A. Mariano, Chief Executive Officer of Roundy's, Inc. ("the Company"), certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

   (1) The Annual Report on Form 10-K of the Company for the annual period ended January 1, 2005 (the "Report") fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934
       (15 U.S.C. 78m); and

   (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                    Dated: March 25, 2005



                                               /s/ROBERT A. MARIANO
                                               ___________________________
                                               Chief Executive Officer
                                               Principal Executive Officer


A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.